Fox-Pitt Kelton Cochran Caronia Waller
Small & Mid-Cap Bank and Insurance Conference
June 18, 2009
Eastern Insurance Holdings, Inc.
Michael Boguski
President and Chief Operating Officer
Kevin M. Shook
Treasurer & Chief Financial Officer
Exhibit 99.1

Forward-Looking Statements
This presentation may include forward-looking statements. These forward-looking statements include comments with respect to our objectives and strategies, and the results of our operations and business.
By their nature, however, these forward-looking statements involve numerous assumptions, risks, uncertainties and opportunities, both general and specific. The risk exists that these statements may not be fulfilled. Investors should not place undue reliance on these forward-looking statements as a number of factors could cause future company results to differ materially from these statements.
Potential risks and uncertainties include fluctuations in interest rates and stock indices; cyclical changes in our business; increased competition on the basis of pricing, coverage or other factors;
developments in the financial or capital markets; the loss of key personnel or the inability to recruit additional personnel; changes in the availability, cost or quality of reinsurance or failure of our reinsurers to pay claims timely; changes in our relationships with the agencies and agents that distribute our products; and a decline in our financial ratings. The foregoing list is not exhaustive.
When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events including those discussed in the
“Forward-Looking Statements” and “Risk Factors” sections of Eastern Insurance Holdings, Inc.’s  Form
10-K for the year ended December 31, 2008, which is on file with the SEC.

Page 3 Overview of Eastern Insurance Holdings, Inc. • Headquartered in Lancaster, Pennsylvania • NASDAQ Listing: EIHI • Initial Public Offering in June of 2006

Overview of Eastern Insurance Holdings, Inc.
• Insurance Subsidiaries Rated “A-” (Excellent) by A.M. Best
• As of March 31, 2009, Total Assets of $385.5 Million and
Shareholders’ Equity of $137.2 Million
• March 31, 2009 Diluted Book Value per Share of $14.16
• For the Three Months Ended March 31, 2009, $33.7 Million
of Premiums Earned

Summary Organizational Structure
Eastern Life & Health
Eastern Life & Health
Insurance Company
Insurance Company
100% Owned
100% Owned
Eastern Holding Company, Ltd.
Eastern Holding Company, Ltd.
100% Owned
100% Owned
Employers Security Insurance Co.
Employers Security Insurance Co.
100% Owned
100% Owned
Eastern Alliance Insurance Group
Eastern Alliance Insurance Group
100% Owned
100% Owned
Eastern Re Ltd., S.P.C
Eastern Re Ltd., S.P.C
100% Owned
100% Owned
Segregated Portfolio Cells
Segregated Portfolio Cells
Eastern Insurance Holdings, Inc.
Eastern Insurance Holdings, Inc.
(Registrant)
(Registrant)

Page 6 EIHI Business Segments EIHI Workers’ Compensation Segregated Portfolio Cell Reinsurance Third Party Administration and Corporate Specialty Reinsurance (Currently in Run-Off) Group Benefits

Page 7 EIHI Direct Written Premium Distribution Percentages as of March 31, 2009 Group Benefits, 20.9% Specialty Reinsurance, (0.2)% Workers' Compensation, 55.2% Segregated Portfolio Cells, 24.1%

What Makes EIHI Different?
INTEGRITY:
Our behavior is the benchmark to which others aspire.
•Diversity of Underwriting Risk
•Conservative Loss Reserving Practices
•Consideration of Unemployment Data
•Controlled Geographic Expansion
INNOVATION:
Our employees are committed to
identifying progressive solutions to meet
the needs of our customers.
•Specialty Underwriter with Expertise in
Niche Products
•Ease of Doing Business Enhanced
through Electronic Offerings and
Personalized Service
RELATIONSHIPS:
Our partnerships help our clients improve
their productivity and bottom line
profitability.
•Select Agency Appointments
•Medical Cost Containment Vendor
Relationships
•Strategic Partnership with Wellness
Coaches, USA
LEADERSHIP:
Our leaders are measured by their actions, not
words.
• EAIG: Same Senior Management Team Since
Inception
•ELH: New Talent Recruited and Making a Difference

Workers’ Compensation Highlights
• Direct Written Premium of
$36.2 Million for the Three
Months Ended 03.31.09, and
$34.1 Million for the Three
Months Ended 03.31.08
• Focused State Expansion
• Broad Product Spectrum
• Select Agency Partnerships
- Direct Written Premium
- Licensed

Page 10 Workers’ Compensation Direct Written Premium Geography Percentages as of March 31, 2009 North Carolina, 2.0% Delaware, 1.9% Other, 1.8% Maryland, 1.3% Indiana, 9.3% Pennsylvania, 83.7%

Workers’ Compensation Specialist
• Proactive Claims Management, and
Strategic use of Return-to-Work
Initiatives
• Disciplined Underwriting Focused on
Rate Adequacy
• Value-Added Risk Management
Services
• Strategic Partnerships with
Independent Agencies that Share
Philosophies on Controlling Workers’
Compensation Costs
• Opened Southeast Office – February
2008
• Acquired Employers Security
Insurance Company (Indiana) –
September 2008
Premium Distribution
Alternative Markets,
28.42%
Traditional, 66.82%
Large Deductible,
1.43%
Retrospective
Rating, 3.33%
Percentages as of March 31, 2009

Workers’ Compensation Claim Closing Patterns
Results as of March 31, 2009
0 200 400 600 800 1000 1200
Number of Net Claims
1998
2000
2002
2004
2006
2008
Claims Open
0 1 0 0 3 5 13 16 40 111 344
Claims Closed
65 204 382 596 688 684 821 726 890 870 704
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008

Workers’ Compensation Risk Diversification
•Over 250 Class Codes Actively Written
•21% < $20K, 44% $20K-$100K, 35% $100K+
Top 10 Classes
Exposure Base: PA, DE, MD, VA, NC, SC
Doctors/Dentists, 6.3%
Salesmen - Outside, 5.3%
Auto Dealers, 4.5%
Auto Salesman, 3.2%
Social Rehabilitation
Facility, 3.0%
Hospital, 3.0%
Restaurant, 3.0%
Clerical Office, 19.7%
Colleges/Schools, 3.3%
Nursing Homes - Skilled,
3.4%
Payroll Exposure as of March 31, 2009

Workers’ Compensation Alternative Markets … Alternative Options
•
Services to employers who self-insure their workers’ compensation exposure
• Fee Based Revenue for EIHI
• 13 Active Segregated Portfolio Cell Programs as of March 31, 2009
$847,167
$2,450,939
$5,081,647
$12,158,590
$17,257,335
$25,785,925
$28,512,344
$27,031,618
$26,912,021
$29,113,200
$10,937,667
$0
$5,000,000
$10,000,000
$15,000,000
$20,000,000
$25,000,000
$30,000,000
DWP
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Q1 2009
Year
Segregated Portfolio Cell Reinsurance Growth

Pennsylvania Workers’ Compensation Market Share (Top 20)
(dollars in thousands)
2008 Gross Written
Premium
Five Year Average
Loss Ratio
Three Year  Average
Loss Ratio
1. Liberty Mutual Insurance Company $   207,741 76.61% 80.11%
2. American International Group 198,492 76.36% 73.68%
3. Zurich Financial Services 146,564 81.99% 86.50%
4. PMA Capital Insurance Group 141,831 68.85% 68.46%
5. Travelers Group 124,733 82.18% 80.81%
6. Erie Insurance Group 123,634 63.98% 54.28%
7. Hartford Insurance Group 117,339 75.85% 75.64%
8. Eastern Alliance Insurance Group 92,932 47.35% 44.75%
9. Selective Insurance Group 65,595 76.73% 70.88%
10. Lackawanna Insurance Group 64,999 52.47% 48.00%
11. Cincinnati Insurance Companies 52,689 78.34% 76.58%
12. Penn National Insurance 52,310 59.27% 59.45%
13. School Boards Insurance Co. of PA, Inc. 43,650 0.00% 69.65%
14. Companion Property and Casualty Group 42,908 55.08% 53.41%
15. Argo Group 42,578 56.05% 51.22%
16. Highmark Casualty Group 40,824 58.23% 54.88%
17. Chubb Group of Insurance Companies 39,783 46.41% 41.85%
18. CNA Insurance Companies 38,614 95.11% 111.10%
19. W. R. Berkley Group 37,763 67.27% 69.15%
20. Old Republic Insurance Group 36,283 79.63% 81.41%
Source: 2009 Best’s State/Line (P/C Lines) – P/C, US, Contains data compiled as of May 16, 2009.

Indiana Workers’ Compensation Market Share (Top 20)
(dollars in thousands)
2008 Gross Written
Premium
Five Year Average
Loss Ratio
Three Year  Average
Loss Ratio
1. Liberty Mutual Insurance Company $   122,190 58.25% 60.92%
2. American International Group 52,246 66.87% 62.91%
3. Travelers Group 48,030 55.02% 56.36%
4. Accident Fund Group 41,470 64.91% 71.63%
5. Zurich Financial Services 32,733 64.47% 64.19%
6. Cincinnati Insurance Companies 29,325 71.13% 68.22%
7. Auto-Owners Insurance Group 27,473 76.22% 75.65%
8. Hartford Insurance Group 23,658 61.33% 71.94%
9. Amerisure Companies 19,710 45.49% 52.32%
10. QBE Americas Group 14,284 61.19% 60.32%
11. Employers Insurance Group 14,142 71.00% 70.60%
12. FCCI Insurance Group 12,968 58.05% 68.70%
13. CNA Insurance Companies 11,940 75.07% 96.17%
14. United Farm Bureau of Indiana Group 11,904 59.48% 59.80%
15. W. R. Berkley Group 10,512 63.87% 64.04%
16. ACUITY A Mutual Insurance Company 10,122 73.50% 78.71%
17. Chubb Group of Insurance Companies 9,504 50.85% 52.99%
18. Old Republic Insurance Group 9,497 82.10% 75.99%
19. ACE INA Group 9,069 24.57% 8.62%
20. Eastern Alliance Insurance Group 9,011 37.39% 35.90%
Source: 2009 Best’s State/Line (P/C Lines) – P/C, US, Contains data compiled as of May 16, 2009.

Group Benefits Highlights
• Direct Written Premium of $8.9
Million for the Three Months
Ended 03.31.09, and $9.2
Million for the Three Months
Ended 03.31.08
• Strong Regional Footprint
• Re-focused Distribution
Network
• Multiple Product
Enhancements
- Direct Written Premium
- Licensed

Group Benefits Direct Written Premium Geography
Percentages as of March 31, 2009
New Jersey,
1.9%
Other, 1.7%
West Virginia,
1.7%
Maryland,
11.6%
North Carolina,
15.4%
Minnesota,
2.6%
South Carolina,
4.8%
Ohio, 3.0%
Delaware, 3.4%
Virgina, 4.1%
Pennsylvania,
49.8%

Group Benefits Direct Premium Written Distribution
• Superior Customer Service
Coupled with Online Tools
to Enhance the Ease of
Doing Business
• Enhancements on
Voluntary, 2 to 9, and 10
Plus Product Lines
• Cross-Selling Initiatives
Percentages as of March 31, 2009
Dental, 58.0%
STD, 16.8%
LTD, 9.7%
Life, 15.5%

Financial Model
• Underwriting Profit
– Underwriting, Risk Management and Claims Philosophy
– Low Expense Ratio
• Investment Results
• Strong Balance Sheet
• Active Capital Management
– M&A Opportunities
– Geographic Expansion
– Stock Repurchases
– Shareholder Dividends

Page 21 Workers’ Compensation and Group Benefits Combined Ratio History 79.1% 95.7% 65.6% 94.4% 80.2% 97.4% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 2006 2007 2008 WC GB

Portfolio Mix
Total Cash and Invested Assets: $273.6 Million for
the Three Months Ended March 31, 2009
55%
5%
6%
3%
31%
Fixed Income Securities
Convertible Bonds
Equity Securities
Other Long-Term Investments
Cash and Cash Equivalents

Balance Sheet Strength
• 71.0% of March 31, 2009 Assets are in Cash and Invested
Assets
• Excellent Collection History on Premiums Receivable
• Strong Reinsurer Security
• Unpaid Loss and Loss Adjustment Expense
– Reserves Recorded at High End of Actuarial Range
– History of Favorable Workers’ Compensation and Group Benefits
Loss Reserve Development

Workers’ Compensation Loss Reserving Practices
(in thousands) 3-31-09 12-31-08 9-30-08 6-30-08 3-31-08
Case reserves $   28,479 $   28,069 $   29,531 $    23,611 $   22,462
IBNR 23,370 22,945 19,746 23,240 23,863
Discount (2,568) (2,526) (2,448) (2,312) (2,306)
Subtotal 49,281 48,488 46,829 44,539 44,019
Purchase accounting 455 525 596 667 804
Total $   52,895 $   49,013 $   47,425 $    45,206 $   44,823
Open lost time claims 714 634 695 627 610
IBNR to case 0.82 0.82 0.67 0.98 1.06

Group Benefits Loss Reserving Practices
3-31-09 12-31-08 9-30-08 6-30-08 3-31-08
Case / tabular reserves $      10,277 $      10,690 $      10,848 $       11,218 $       11,459
IBNR
(1)
3,583 3,956 4,582 4,611 4,501
Total $      13,860 $      14,646 $      15,430 $       15,829 $       15,960
(1)
Includes 100% of Dental and STD total reserves.

Capital Position
(1) Net written premium represents a rolling twelve months.
$            11,308
137,234
$          125,926
19,498
$          106,428
20,300
29,035
$            57,093
Implied Capital
Requirement (in thousands) NPW
(1)
Target
NPW / Surplus
3-31-09
GAAP Equity
Workers’ compensation insurance $ 71,366 1.25 $            65,757
Group benefits insurance 36,294 1.25 29,317
Specialty reinsurance 20,325
Total required capital $          115,399
Goodwill and other 21,835
Total allocated capital $          137,234
Total shareholders’ equity 137,234
Total unallocated capital
$

EIHI Fully Diluted Book Value Performance
$14.50
$14.95
$14.92
$15.16
$15.57
$16.27
$16.43
$16.33
$15.80
$14.13
$14.16
$12.50
$13.00
$13.50
$14.00
$14.50
$15.00
$15.50
$16.00
$16.50
Fully Diluted
Book Value
Quarter

Workers’ Compensation Historical Diluted Earnings Per Share
$0.04
$0.19
$0.46
$0.59
$0.30
$0.32
$0.06
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
Q3 2007 Q4 2007 Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009

Group Benefits Historical Diluted Earnings Per Share
$0.12
$0.16
$0.03
$0.07
($0.13)
($0.11)
$0.02
-$0.15
-$0.10
-$0.05
$0.00
$0.05
$0.10
$0.15
$0.20
Q3 2007 Q4 2007 Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009

Page 30 Workers’ Compensation Direct Written Premium Growth Rates 10.4% 7.7% 8.9% 13.6% 20.6% 5.9% $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 2003 2004 2005 2006 2007 2008 Q1 2009